UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2013

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

As previously disclosed, on November 1, 2013, Penn National Gaming, Inc. (“Penn”) completed the spin-off (the “spin-off”) of its real property assets through the distribution to its shareholders of shares of common stock of Gaming and Leisure Properties, Inc. (“GLPI”).  In connection with the spin-off, Penn entered into several definitive agreements with GLPI that, among other things, set forth the terms and conditions of the spin-off and provide a framework for Penn’s relationship with GLPI after the spin-off, including the following agreements:

•                  Separation and Distribution Agreement;

•                  Master Lease;

•                  Tax Matters Agreement;

•                  Employee Matters Agreement; and

•                  Transition Services Agreement.

A more comprehensive description of certain important terms of the definitive agreements referenced above can be found in the section entitled “Relationship Between GLPI and Penn After the Spin-Off” of GLPI’s prospectus (File No. 333-188608) filed with the SEC on October 10, 2013 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, which description is incorporated herein by reference. The description is qualified in its entirety by the agreements filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, each of which is incorporated herein by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the spin-off, Peter M. Carlino, formerly Penn’s Chief Executive Officer, William J. Clifford, formerly Penn’s Senior Vice President and Chief Financial Officer, and Steven T. Snyder, formerly Penn’s Senior Vice President of Corporate Development, elected to cease employment with Penn as of the effective date of the spin-off and are now employed by GLPI. In addition, Wesley R. Edens resigned from the Penn board of directors as of the effective date of the spin-off.  Mr. Carlino remains Chairman of Penn’s board of directors.  Timothy J. Wilmott has been appointed Chief Executive Officer of Penn and remains Penn’s President, and Desiree A. Burke, Vice President and Chief Accounting Officer of Penn, has been temporarily appointed Penn’s principal financial officer to serve until Penn completes a search for a permanent Chief Financial Officer.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 1, 2013, the Penn board of directors adopted Penn’s Third Amended and Restated Bylaws (the “Restated Bylaws”), pursuant to the authority granted by Section 8.09 of the Penn’s Second Amended and Restated Bylaws, as amended (the “Previous Bylaws”).  These amendments are the result of the Board’s overall review of Penn’s corporate governance practices, and are intended to generally update the Previous Bylaws and to reflect recent changes to the Pennsylvania Business Corporation Law of 1988, as amended (the “PBCL”).  The Restated Bylaws amend and restate the Previous Bylaws in their entirety.  A copy of the Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The following summarizes the material differences between the Previous Bylaws and the Restated Bylaws:

•                  The Restated Bylaws codify and update the provisions relating to the procedure for submission of shareholder nominations and proposals and consolidate such provisions in one place (Article VII).  The Restated Bylaws establish more detailed procedures for the submission of such nominations and proposals.

•                  The Restated Bylaws include a comprehensive definition of a person who is unsuitable to serve as a director of Penn (Section 4.02).  The Previous Bylaws did not include such a definition.

•                  The Restated Bylaws provide that a director who is subject to removal for “cause,” including as a result of becoming an “unsuitable person,” shall tender his or her resignation and the Board shall consider whether to accept such resignation (Section 4.03).  The Previous Bylaws provided that a director who becomes unsuitable to serve on the Board may be removed by the Board.

•                  The Restated Bylaws provide that a director may only be removed from the Board, with or without cause, by the affirmative vote of the holders of seventy-five percent (75%) of the voting power of all shares of Penn (Section 4.05).  This provision is consistent with the Penn’s Amended and Restated Articles of Incorporation, as amended.  The Previous Bylaws provided that a director may be removed either by the shareholders without cause or by the other directors upon the occurrence of certain specified events.

•                  The Restated Bylaws provide that the Chairman of the Board and the Chief Executive Officer of Penn are separate positions.  Under the Restated Bylaws, the Chairman of the Board is not an officer of Penn (Section 4.07).  In addition, the Restated Bylaws provide that the Chief Executive Officer of Penn will be responsible for the general supervision of the business and operations of Penn (Section 5.05).  Under the Previous Bylaws, the Chairman of the Board was the chief executive officer of Penn.

•                  The Restated Bylaws include procedures pursuant to which the Board will determine whether any person entitled to indemnification and advancement of expenses under the Restated Bylaws has met the standards required by applicable law and whether the advancement of expenses is appropriate under the circumstances (Section 8.04).  The Previous Bylaws did not include such a provision.

•                  The Restated Bylaws provide that the sole and exclusive forum for (i) any derivative action brought on behalf of Penn, (ii) any action asserting a claim of breach of fiduciary duty by any director, officer or other employee, (iii) any action asserting a claim under the PBCL, or (iv) any action relating to the relationships between Penn and its officers, directors and shareholders shall be a state or federal court located within Berks County in the Commonwealth of Pennsylvania (Article IX).  The Previous Bylaws did not include such a provision.

•                  The Restated Bylaws provide that the Restated Bylaws may be amended or repealed (i) upon the vote of seventy-five percent (75%) of the votes cast at a meeting of shareholders, (ii) in the event of an amendment or repeal that has been proposed by the Board, upon the vote of fifty percent (50%) of the votes cast at a meeting of shareholders, or (iii) by the Board (Section 10.09).  The Previous Bylaws provided that, except as provided in the express terms of any series of shares of Penn, the authority to amend and repeal the Previous Bylaws was vested in the Board, including in circumstances reserved by statute exclusively to the shareholders, subject to the power of the shareholders to change such amendment or repeal.

This description of the Restated Bylaws is only a summary and is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of November 1, 2013, between Gaming and Leisure Properties, Inc. and Penn National Gaming, Inc.

3.1	Third Amended and Restated Bylaws of Penn National Gaming, Inc., effective as of November 1, 2013

10.1	Master Lease, dated as of November 1, 2013, among GLP Capital, L.P. and Penn Tenant, LLC.

10.2	Tax Matters Agreement, dated as of November 1, 2013, among Penn National Gaming, Inc. and Gaming and Leisure Properties, Inc.

10.3	Transition Services Agreement, dated as of November 1, 2013, among Penn National Gaming, Inc. and Gaming and Leisure Properties, Inc.

10.4	Employee Matters Agreement, dated as of November 1, 2013, among Penn National Gaming, Inc. and Gaming and Leisure Properties, Inc.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 7, 2013	PENN NATIONAL GAMING, INC.

	By:	/s/ Robert Ippolito
	Name:	Robert Ippolito
	Title:	Vice President, Secretary and Treasurer